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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): November 17, 2003


                                   IMPATH INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         0-27750                                         13-3459685
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(Commission File Number)                    (I.R.S. Employer Identification No.)



521 WEST 57TH STREET, NEW YORK, NEW YORK                           10019
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (212) 698-0300
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

This amendment is being filed to the Current Report on Form 8-K filed on November 25, 2003 (the "8-K") by IMPATH Inc. (the "Company") in connection with the Company's dismissal of KPMG LLP ("KPMG") as its independent accountants. As indicated in the 8-K, the Company provided KPMG with a copy of the 8-K and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in the 8-K. That letter is attached hereto.

        (c)  Exhibits

        16 Letter dated December 4, 2003, from KPMG to the Securities and Exchange Commission.








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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 4, 2003




                                       IMPATH INC.

                                       By: /s/ Richard C. Rosenzweig
                                           ------------------------------------
                                           Name: Richard C. Rosenzweig
                                           Title: Secretary and General Counsel



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                                  EXHIBIT INDEX


Exhibit No.                                     Exhibit
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   16               Letter dated December 4, 2003, from KPMG to the Securities and Exchange Commission.